ISDA®
International Swaps and Derivatives Association, Inc.

CREDIT SUPPORT ANNEX

to the Schedule to the
ISDA MASTER AGREEMENT

dated as of December 19, 2006
between
SWISS RE FINANCIAL PRODUCTS CORPORATION (“Party A”)
and
WELLS FARGO BANK, N.A., not individually but solely as trustee for Carrington Mortgage Loan Trust, Series 2006-NC5 with respect to the Carrington Mortgage Loan Trust, Series 2006-NC5 Asset-Backed Pass-Through Certificates (“Party B”)

This Annex supplements, forms part of, and is subject to, the ISDA Master Agreement referred to above (this “Agreement”), is part of its Schedule and is a Credit Support Document under this Agreement with respect to Party A and, as to the Return Amount, Party B.

Accordingly, the parties agree as follows:

(1)	Paragraphs 1 - 12. Incorporation

Paragraphs 1 through 12 inclusive of the ISDA Credit Support Annex (Bilateral Form) (ISDA Agreements Subject to New York Law Only) published in 1994 by the International Swaps and Derivatives Association, Inc. are incorporated herein by reference and made a part hereof:

Paragraph 13. Elections and Variables

(a)
Security Interest for “Obligations”. The term “Obligations” as used in this Annex includes no additional obligations of Secured Party and, for purposes of the definition of Obligations in Paragraph 12, includes no additional obligations of Pledgor.

(b)    Credit Support Obligations.

(i)	Delivery Amount, Return Amount and Credit Support Amount.

(A)  “Delivery Amount” has the meaning specified in Paragraph 3(a) as amended (I) by deleting the words “upon a demand made by the Secured Party on or promptly following a Valuation Date” and inserting in lieu thereof the words “not later than the close of business on each Valuation Date” and (II) with respect to S&P and Moody’s, by deleting in its entirety the sentence beginning “Unless otherwise specified in Paragraph 13” and ending “(ii) the Value as of that Valuation Date of all Posted Credit Support held by the Secured Party.” and inserting in lieu thereof the following:

The “Delivery Amount” applicable to the Pledgor for any Valuation Date will equal the greatest of

(1)	the amount by which (a) the S&P Credit Support Amount for such Valuation Date exceeds (b) the S&P Value as of such Valuation Date of all Posted Credit Support held by the Secured Party,

(2)
the amount by which (a) the Moody’s Credit Support Amount with respect to a Moody’s First Trigger Event, for such Valuation Date exceeds (b) the Moody’s First Trigger Value as of such Valuation Date of all Posted Credit Support held by the Secured Party,

(3)
the amount by which (a) the Moody’s Credit Support Amount with respect to a Moody’s First Trigger Event for such Valuation Date exceeds (b) the Moody’s Second Trigger Value as of such Valuation Date of all Posted Credit Support held by the Secured Party, and

(4)
the amount by which (a) the Credit Support Amount with respect to Fitch for such Valuation Date exceeds (b) the Value with respect to Fitch as of such Valuation Date of all Posted Credit Support held by the Secured Party.

(B) “Return Amount” has the meaning specified in Paragraph 3(b) as amended by deleting in its entirety the sentence beginning “Unless otherwise specified in Paragraph 13” and ending “(ii) the Credit Support Amount.” and inserting in lieu thereof the following:

The “Return Amount” applicable to the Secured Party for any Valuation Date will equal the least of:

(1)	the amount by which (a) the S&P Value as of such Valuation Date of all Posted Credit Support held by the Secured Party exceeds (b) the S&P Credit Support Amount for such Valuation Date,

(2)
the amount by which (a) the Moody’s First Trigger Value as of such Valuation Date of all Posted Credit Support held by the Secured Party exceeds (b) the Moody’s First Trigger Credit Support Amount for such Valuation Date,

(3)
the amount by which (a) the Moody’s Second Trigger Value as of such Valuation Date of all Posted Credit Support held by the Secured Party exceeds (b) the Moody’s Second Trigger Credit Support Amount for such Valuation Date.

(4)
the amount by which (a) the Value as of such Valuation Date with respect to Fitch of all Posted Credit Support held by the Secured Party exceeds (b) the Credit Support Amount with respect to Fitch for such Valuation Date.

(C) “Credit Support Amount” shall not apply. For purposes of calculating any Delivery Amount or Return Amount for any Valuation Date, reference shall be made to the S&P Credit Support Amount, the Moody’s First Trigger Credit Support Amount, or the Moody’s Second Trigger Credit Support Amount, in each case for such Valuation Date, as provided in Paragraphs 13(b)(i)(A) and 13(b)(i)(B), above.

(D) “S&P Value” means, on any date and with respect to any Eligible Collateral other than Cash, the product of (A) the bid price obtained by the Valuation Agent for such Eligible Collateral and (B) the S&P Valuation Percentage for such Eligible Collateral set forth in paragraph 13(b)(ii).

(ii)	Eligible Collateral. The following items denominated in U.S. Dollars will qualify as “Eligible Collateral”:

		Valuation Percentage:	The Moody’s Credit Support Amount under Para 13(q)(1) below is greater than zero	The Moody’s Credit Support Amount under Para 13(q)(2) below is greater than zero	S&P Valuation Percentage	Fitch
(A)	Cash: US Dollars in depository account form.		100%	100%	100%	100%
(B)	U.S. Treasury Securities: fixed rate negotiable debt obligations issued by the U.S. Treasury Department (“Fixed Rate Treasuries”) having a remaining maturity of up to and not more than 1 year.		100%%	100%	98.6%	99%
(C)	Fixed Rate Treasuries having a remaining maturity of greater than 1 year but not more than 10 years.		100%	99% (1-2yr) 98% (2-3yr) 97%(3-5yr) 95% (5-7yr) 94% (7-10yr)	97.3% (1-2yr) 95.8% (2-3yr) 93.8%(3-5yr) 91.4% (5-7yr) 90.3% (7-10yr	98%
(D)	Fixed Rate Treasuries having a remaining maturity of greater than 10 years		100%	89%(10-20yr) 87% (>20yr)	86.9%(10-20yr) 84.6% (>20yr)	97%
(E)	Agency Securities: Fixed rate negotiable debt obligations of the Federal National Mortgage Association (FNMA), Federal Home Loan Mortgage Corporation (FHLMC), Federal Home Loan Banks (FHLB), Federal Farm Credit Banks (FFCB), Student Loan Marketing Association (SLMA), Tennessee Valley Authority (TVA) (collectively, “Fixed Rate Agency Securities”) having a remaining maturity of not more than 1 year.		100%	99%	98%	95%
(F)	Fixed Rate Agency Securities having a remaining maturity of greater than 1 year but not more than 5 years.		100%	98% (1-2yr) 97% (2-3 yr) 96% (3-5yr)	96.8% (1-2yr) 96.3% (2-3 yr) 92.5% (3-5yr)	92%
(G)	Fixed Rate Agency Securities having a remaining maturity of greater than 5 years but not more than 10 years.		100%	94% (5-7 yr) 93% (7-10 yr)	90.3% (5-7 yr) 86.9% (7-10 yr)	88%
(H)	Fixed Rate Agency Securities having a remaining maturity of greater than 10 years but not more than 20 years.		100%	88%	81.6%	82%

		Valuation Percentage:	The Moody’s Credit Support Amount under Para 13(q)(1) below is greater than zero	The Moody’s Credit Support Amount under Para 13(q)(2) below is greater than zero	S&P Valuation Percentage	Fitch
(I)	Fixed Rate Agency Securities having a remaining maturity of greater than 20 years but not more than 30 years.		100%	86%	77.9%	82%
(J)	FHLMC Certificates. Mortgage participation certificates issued by FHLMC evidencing undivided interests or participations in pools of first lien conventional or FHA/VA residential mortgages or deeds of trust, guaranteed by FHLMC, and having a remaining maturity of not more than 30 years.		0% (or such other amount subject to Moody’s rating affirmation in respect of the rated notes)	0% (or such other amount subject to Moody’s rating affirmation in respect of the rated notes)	86.4%	82%
(K)	FNMA Certificates. Mortgage-backed pass-through certificates issued by FNMA evidencing undivided interests in pools of first lien mortgages or deeds of trust on residential properties, guaranteed by FNMA, having a remaining maturity of not more than 30 years.		0% (or such other amount subject to Moody’s rating affirmation in respect of the rated notes)	0% (or such other amount subject to Moody’s rating affirmation in respect of the rated notes)	86.4%	82%
(L)	GNMA Certificates. Mortgage-backed pass-through certificates issued by private entities, evidencing undivided interests in pools of first lien mortgages or deeds of trust on single family residences, guaranteed by the Government National Mortgage Association (GNMA) with the full faith and credit of the United States, and having a remaining maturity of not more than 30 years.		0% (or such other amount subject to Moody’s rating affirmation in respect of the rated notes)	0% (or such other amount subject to Moody’s rating affirmation in respect of the rated notes)	86.4%	82%
(M)	Commercial Paper. Commercial Paper with a rating of at least P-1 by Moody’s, at least F-1 by Fitch and at least A-1+ by S&P and having a remaining maturity of not more than 30 days.		0% (or such other amount subject to Moody’s rating affirmation in respect of the rated notes)	0% (or such other amount subject to Moody’s rating affirmation in respect of the rated notes)	99%	99%
(N)	Other. Other items of Credit Support approved by each applicable rating agency with such valuation percentages as determined by each applicable rating agency.		0% (or such other amount subject to Moody’s rating affirmation in respect of the rated notes)	0% (or such other amount subject to Moody’s rating affirmation in respect of the rated notes)	% to be determined	% to be determined

(iii)	Other Eligible Support. Not applicable.

(iv)	Thresholds.

(A)	“Independent Amount” means for Pledgor: zero.

“Independent Amount” means for Secured Party: zero

(B)
“Threshold” means, (1) with respect to Pledgor, infinity; provided that for so long as no Relevant Entity has the Moody’s First Trigger Required Ratings and either (i) no Relevant Entity has had the Moody’s First Trigger Required Ratings since this Annex was executed or (ii) at least 30 Local Business Days have elapsed since the last time a Relevant Entity had the Moody’s First Trigger Required Ratings, the Threshold with respect to Party A shall be zero; further, provided, if a Ratings Event (as described in Part 5(f) of the Schedule) has occurred and is continuing pursuant to Part 5(f) of the Agreement, the threshold shall be zero in the event (i) Party A fails to assign all of its rights and obligations under the Agreement on or before the thirtieth (30) day after the date of a Ratings Event (as described in Part 5(f) of the Schedule) continues to exist or (ii) a S&P Required Ratings Downgrade Event has occurred and is continuing and (2) with respect to Party B and any Valuation Date, infinity.

(C)
“Minimum Transfer Amount” means USD 100,000 with respect to Party A and Party B; provided, however, that if the aggregate Certificate Principal Balance and note principal balance of Certificates and Notes rated by S&P ceases to be more than USD 50,000,000, the “Minimum Transfer Amount” shall be USD 50,000.

(D)	Rounding: The Delivery Amount will be rounded up to the nearest integral multiple of $1,000, and the Return Amount will be rounded down to the nearest integral multiple of $1,000.

(c)	Valuation and Timing.

(i)
“Valuation Agent” means Party A; provided, however, that if an Event of Default shall have occurred with respect to which Party A is the Defaulting Party, Party B shall have the right to designate as Valuation Agent an independent party, reasonably acceptable to Party A, the cost for which shall be borne by Party A. All calculations by the Valuation Agent must be made in accordance with standard market practice, including, in the event of a dispute as to the Value of any Eligible Credit Support or Posted Credit Support, by making reference to quotations received by the Valuation Agent from one or more Pricing Sources.

(ii)	“Valuation Date” means the first Local Business Day of each week.

(iii)
“Valuation Time” means the close of business in the city in which the Valuation Agent is located on the Local Business Day before the Valuation Date or date of calculation, as applicable; provided that the calculations of Value and Exposure will be made as of approximately the same time on the same date.

(iv)	“Notification Time” means 10:00 a.m., New York time, on a Local Business Day.

(v)
“External Verification”. Notwithstanding anything to the contrary in the definitions of Valuation Agent or Valuation Date, at any time at which Party A (or, to the extent applicable, its Credit Support Provider) does not have a long-term unsubordinated and unsecured debt rating of at least “BBB+” from S&P, the Valuation Agent shall (A) calculate the Secured Party’s Exposure and the S&P Value of Posted Credit Support on each Valuation Date based on internal marks and (B) verify such calculations with external marks monthly by obtaining on the last Local Business Day of each calendar month two external marks for each Transaction to which this Annex relates and for all Posted Credit Support; such verification of the Secured Party’s Exposure shall be based on the higher of the two external marks. Each external mark in respect of a Transaction shall be obtained from an independent Reference Market-maker that would be eligible and willing to enter into such Transaction in the absence of the current derivative provider, provided that an external mark may not be obtained from the same Reference Market-maker more than four times in any 12-month period. The Valuation Agent shall obtain these external marks directly or through an independent third party, in either case at no cost to Party B. The Valuation Agent shall calculate on each Valuation Date (for purposes of this paragraph, the last Local Business Day in each calendar month referred to above shall be considered a Valuation Date) the Secured Party’s Exposure based on the greater of the Valuation Agent’s internal marks and the external marks received. If the S&P Value on any such Valuation Date of all Posted Credit Support then held by the Secured Party is less than the S&P Credit Support Amount on such Valuation Date (in each case as determined pursuant to this paragraph), Party A shall, within three Local Business Days of such Valuation Date, Transfer to the Secured Party Eligible Credit Support having an S&P Value as of the date of Transfer at least equal to such deficiency.

(vi)
Notice to S&P. At any time at which Party A (or, to the extent applicable, its Credit Support Provider) does not have a long-term unsubordinated and unsecured debt rating of at least “BBB+” from S&P, the Valuation Agent shall provide to S&P not later than the Notification Time on the Local Business Day following each Valuation Date its calculations of the Secured Party’s Exposure and the S&P Value of any Eligible Credit Support or Posted Credit Support for that Valuation Date. The Valuation Agent shall also provide to S&P any external marks received pursuant to the preceding paragraph.

(d)	Conditions Precedent and Secured Party’s Rights and Remedies. No Specified Conditions apply.

(e)	Substitution.

(i)	“Substitution Date” has the meaning specified in Paragraph 4(d)(ii).

(ii)	Consent. The Pledgor is not required to obtain the Secured Party’s consent for any substitution pursuant to Paragraph 4(d).

(f)	Dispute Resolution.

(i)	“Resolution Time” means 1:00 p.m., New York time, on the Local Business Day following the date on which the notice is given that gives rise to a dispute under Paragraph 5.

(ii)
Value. For the purpose of Paragraphs 5(i)(C) and 5(ii), the Value of Posted Credit Support other than Cash will be calculated based upon the mid-point between the bid and offered purchase rates or prices for that Posted Credit Support as reported on the Bloomberg electronic service as of the Resolution Time, or if unavailable, as quoted to the Valuation Agent as of the Resolution Time by a dealer in that Posted Credit Support of recognized standing selected in good faith by the Valuation Agent, which calculation shall include any unpaid interest on that Posted Credit Support to the extent it is the established practice in the relevant market.

(iii)    Alternative. The provisions of Paragraph 5 will apply.

(g)	Holding and Using Posted Collateral.

(i)
Eligibility to Hold Posted Collateral; Custodians. Secured Party will not be entitled to hold Posted Collateral itself, and instead the Secured Party will be entitled to hold Posted Collateral through the Trustee which Posted Collateral (i) shall not be commingled or used with any other asset held by the Trustee but shall be held in a separate account for this purpose only and (ii) shall not be transferred to any other person or entity but Party A pursuant to the provisions herein except (x) in any case contemplated by Paragraph 8(a) of this Annex with respect to Party A or (y) as directed by Party A.

(ii)
Use of Posted Collateral. The provisions of Paragraph 6(c) will not apply to Secured Party and without prejudice to Secured Party’s rights under Paragraph 8 of the Credit Support Annex, Secured Party will not take any action specified in such Section 6(c).

(h)	Interest Amount.

(i)	Interest Rate. The“Interest Rate” means, for any day, the rate of interest actually earned for that day on Eligible Collateral constituting cash under Paragraph 13(b)(ii)(A).

(ii)
Transfer of Interest Amount. The Transfer of the Interest Amount, if any, will be made on the first Local Business Day of each calendar month and on any Local Business Day that Posted Collateral in the form of Cash is Transferred to the Pledgor pursuant to Paragraph 3(b). Any Interest Amount paid by Party B to Party A hereunder with respect to cash collateral posted by Party A shall not exceed the actual amount of interest received by Party B with respect thereto.

(iii)	Alternative to Interest Amount. The provisions of Paragraph 6(d)(ii) will apply.

(i)	Additional Representation(s). Not applicable.

(j)	Other Eligible Support and Other Posted Support. Not applicable.

(k)
Demands and Notices. All demands, specifications and notices under this Annex will be made to a party as follows unless otherwise specified from time to time by that party for purposes of this Annex in a written notice given to the other party:

To Pledgor:

As set forth in the Schedule.

To Secured Party:

As set forth in the Schedule.

(l)	Addresses for Transfers.

(i)	For each Transfer hereunder to Pledgor:

To be provided in written instructions.

(ii)	For each Transfer hereunder to Secured Party, instructions will be provided by Secured Party for that specific Transfer.

(m)
Agreement as to Single Secured Party and Pledgor. Party A and Party B agree that, notwithstanding anything to the contrary in the recital of this Annex, Paragraph 1(b) or Paragraph 2 of the definitions in Paragraph 12, (a) the term “Secured Party” as used in this Annex means only Party B, (b) the term “Pledgor” as used in this Annex means only Party A, (c) only Party A makes the pledge and grant in Paragraph 2, the acknowledgment in the final sentence of Paragraph 8(a) and the representations in Paragraph 9 and (d) only Party A shall be required to post Eligible Credit Support hereunder. Party A also agrees that it shall pay all reasonable costs of transferring Eligible Credit Support required to be delivered by Party A to Party B hereunder.

(n)	No Gross Up. The Secured Party will have no obligation to pay any additional amount of the kind specified in Section 2(d)(i)(4) of the Agreement with respect to any Interest Amounts or Distributions.

(o)	Elimination of Demand Requirements. The parties agree that the phrase “upon a demand made by the Secured Party” shall be deleted from Paragraph 3(a) of this Credit Support Annex.

(p)	S&P Credit Support Amount. The “S&P Credit Support Amount” means, for any Valuation Date, the excess, if any, of

(I)    (A)     for any Valuation Date on which (i) an S&P Rating Threshold Event has occurred and been continuing for at least 30 days, or (ii) a S&P Required Ratings Downgrade Event has occurred and is continuing, an amount equal to the sum, for each Transaction to which this Annex relates, of (1) 100.0% of the Secured Party’s Transaction Exposure for such Valuation Date and (2) the product of the Volatility Buffer for such Transaction and the Notional Amount of such Transaction for the Calculation Period of such Transaction which includes such Valuation Date, or

(B)	for any other Valuation Date, zero, over

(II)	the Threshold for Party A for such Valuation Date.

“S&P Required Ratings Downgrade Event” means that no Relevant Entity has credit ratings at least equal to the S&P Required Ratings Threshold.

“S&P Required Ratings Threshold” means, with respect to Party A, the guarantor under an Eligible Guarantee or an Eligible Replacement, a long-term unsecured and unsubordinated debt rating or counterparty rating from S&P of “BBB-“.

“S&P Rating Threshold Event” means, on any date, no Relevant Entity has credit ratings from S&P which equal or exceed the S&P Approved Ratings Threshold.

“Relevant Entity” means Party A and, to the extent applicable, a guarantor under an Eligible Guarantee.

“S&P Approved Ratings Threshold” means, with respect to Party A, the guarantor under an Eligible Guarantee or an Eligible Replacement, a short-term unsecured and unsubordinated debt rating from S&P of “A-1”, or, if such entity does not have a short-term unsecured and unsubordinated debt rating from S&P, a long-term unsecured and unsubordinated debt rating from S&P of “A+”.

“Transaction Exposure” means, for any Transaction, Exposure determined as if such Transaction were the only Transaction between the Secured Party and the Pledgor.

“Exposure” has the meaning specified in Paragraph 12, except that after the word “Agreement” the words “(assuming, for this purpose only, that Part 1(f) of the Schedule is deleted)” shall be inserted.

TABLE A

Volatility Buffer
Counterparty	Less than 5 years to Termination Date of the Transaction.	Less than 10 years, but more than 5 years to Termination Date of the Transaction.	Greater than 10 years to Termination Date of the Transaction.
The rating by S&P of Party A’s long-term unsecured, unsubordinated obligations is at least equal to “A”	3.25%	4.00%	4.75%
The rating by S&P of Party A’s long-term unsecured, unsubordinated obligations is equal to “A-”	4.00%	5.00%	6.25%
The rating by S&P of Party A’s long-term unsecured, unsubordinated obligations is equal to or less than “BB+”	4.50%	5.75%	7.50%

(q)    Moody’s Ratings Criteria

“Ratings Criteria” means, the criteria used by Moody’s (“Moody’s Criteria”) for the purposes of determining the amount of Eligible Credit Support Party A is required to transfer at any time when the Threshold with respect to Party A is zero.

Moody's Criteria:

Moody’s Credit Support Amount.* With respect to a Ratings Event (as described in Part 5(f) of the Schedule) relating to an action taken by Moody’s, the “Credit Support Amount” shall mean with respect to a Pledgor on a Valuation Date the sum of :

(1)   (A)    for any Valuation Date on which (I) a Moody’s First Trigger Event has occurred and has been continuing (x) for at least 30 Local Business Days or (y) since this Annex was executed and (II) it is not the case that a Moody’s Second Trigger Event has occurred and been continuing for at least 30 Local Business Days, an amount equal to the following:

the greater of (a) zero and (b) the sum of (i) the Secured Party’s Transaction aggregate Exposure for all Transactions and such Valuation Date and and the aggregate of Moody’s Additional Collateralized Amounts for each Transaction.

For the purposes of this definition, the “Moody’s Additional Collateralized Amount” with respect to any Transaction shall mean: the least of (x) the product of the Moody’s First Trigger DV01 Multiplier and DV01 for each Transaction and such Valuation Date, (y) the product of Moody’s First Trigger Notional Amount Multiplier and the Notional Amount for such Transaction for the Calculation Period which includes such Valuation Date, and (z) the product of the applicable Moody’s First Trigger Factor set forth in Table B and the Notional Amount for each Transaction for the Calculation Period which includes such Valuation Date; or

(B)	for any other Valuation Date, zero, over

the Threshold for Party A for such Valuation Date.

“DV01” means the sum of the estimated change in the Secured Party’s Exposure that would result from a one basis point change in the relevant swap curve, as determined by the Valuation Agent in good faith and in a commercially reasonable manner in accordance with the relevant customary methodology used by the Valuation Agent.

“Moody’s First Trigger Event” means that no Relevant Entity has credit ratings from Moody’s at least equal to the Moody’s First Trigger Required Ratings.

“Moody’s First Trigger DV01 Multiplier” means (A) if each Local Business Day is a Valuation Date, 15, or (B) otherwise, 25.

“Moody’s First Trigger Notional Amount Multiplier” means (A) if each Local Business Day is a Valuation Date, 2%, or (B) otherwise, 4%.

OR

(2)   (A)   for any Valuation Date on which it is the case that a Moody’s Second Trigger Event has occurred and been continuing for at least 30 Local Business Days, an amount equal to the greatest of (a) zero, (b) the aggregate amount of the Next Payments for all Next Payment Dates and (c) the sum of the Secured Party’s aggregate Exposure and the aggregate of Moody’s Additional Collateralized Amounts for each Transaction.

For the purposes of this definition, the “Moody’s Additional Collateralized Amount” with respect to any Transaction shall mean:

if such Transaction is not a Transaction-Specific Hedge,

the least of (i) the product of the Moody’s Second Trigger DV01 Multiplier and DV01 for each Transaction and such Valuation Date and (ii) the product of the Moody’s Second Trigger Notional Amount Multiplier and the Notional Amount for each Transaction for the Calculation Period which includes such Valuation Date, and (z) the product of the applicable Moody’s Second Trigger Factor set forth in Table B and the Notional Amount for each Transaction for the Calculation Period which includes such Valuation Date; or

if such Transaction is a Transaction-Specific Hedge,

the least of (i) the product of the Moody’s Second Trigger Transaction-Specific Hedge DV01 Multiplier and DV01 for each Transaction and such Valuation Date and (ii) the product of the Moody’s Second Trigger Transaction-Specific Hedge Notional Amount Multiplier and the Notional Amount for each Transaction for the Calculation Period which includes such Valuation Date and (z) the product of the applicable Moody’s Second Trigger Factor set forth in Table B and the Notional Amount for each Transaction for the Calculation Period which includes such Valuation Date; or

(B)	for any other Valuation Date, zero, over

the Threshold for Party A for such Valuation Date.

“Moody’s Second Trigger Event” means that no Relevant Entity has credit ratings from Moody’s at least equal to the Moody’s Second Trigger Required Ratings.

“Moody’s Second Trigger DV01 Multiplier” means (A) if each Local Business Day is a Valuation Date, 50, or (B) otherwise, 60.

“Moody’s Second Trigger Transaction-Specific Hedge DV01 Multiplier” means (A) if each Local Business Day is a Valuation Date, 65, or (B) otherwise, 75.

“Moody’s Second Trigger Transaction-Specific Hedge Notional Amount Multiplier” means (A) if each Local Business Day is a Valuation Date, 10%, or (B) otherwise, 11%.

“Moody’s Second Trigger Notional Amount Multiplier” means (A) if each Local Business Day is a Valuation Date, 8% or (B) otherwise, 9%.

“Next Payment” means, in respect of each Next Payment Date, the greater of (i) the amount of any payments due to be made by Party A under Section 2(a) on such Next Payment Date less any payments due to be made by Party B under Section 2(a) on such Next Payment Date (in each case, after giving effect to any applicable netting under Section 2(c)) and (ii) zero.

“Next Payment Date” means each date on which the next scheduled payment under any Transaction is due to be paid.

“Transaction-Specific Hedge” means any Transaction that is an interest rate cap, interest rate floor or interest rate swaption, or an interest rate swap if (x) the notional amount of the interest rate swap is “balance guaranteed” or (y) the notional amount of the interest rate swap for any Calculation Period otherwise is not a specific dollar amount that is fixed at the inception of the Transaction.

(r)	Other Provisions.

(i) Events of Default. Paragraph 7 will not apply to cause any Event of Default to exist with respect to Party B except that Paragraph 7(i) will apply to Party B solely in respect of Party B’s obligations under Paragraph 3(b) of the Credit Support Annex. Notwithstanding anything to the contrary in Paragraph 7, any failure by Party A to comply with or perform any obligation to be complied with or performed by Party A under the Credit Support Annex shall only be an Event of Default if (A) a Required Ratings Downgrade Event has occurred and been continuing for 30 or more Local Business Days and (B) such failure is not remedied on or before the third Local Business Day after notice of such failure is given to Party A.

(ii) Expenses. Notwithstanding anything to the contrary in Paragraph 10, the Pledgor will be responsible for, and will reimburse the Secured Party for, all transfer and other taxes and other costs involved in any Transfer of Eligible Collateral.

(iii) Calculation of Value. Paragraph 4(c) is hereby amended by deleting the word “Value” and inserting in lieu thereof “S&P Value, Moody’s First Trigger Value, Moody’s Second Trigger Value”. Paragraph 4(d)(ii) is hereby amended by (A) deleting the words “a Value” and inserting in lieu thereof “an S&P Value, Moody’s First Trigger Value, and Moody’s Second Trigger Value” and (B) deleting the words “the Value” and inserting in lieu thereof “S&P Value, Moody’s First Trigger Value, and Moody’s Second Trigger Value”. Paragraph 5 (flush language) is hereby amended by deleting the word “Value” and inserting in lieu thereof “S&P Value, Moody’s First Trigger Value, or Moody’s Second Trigger Value”. Paragraph 5(i) (flush language) is hereby amended by deleting the word “Value” and inserting in lieu thereof “S&P Value, Moody’s First Trigger Value, and Moody’s Second Trigger Value”. Paragraph 5(i)(C) is hereby amended by deleting the word “the Value, if” and inserting in lieu thereof “any one or more of the S&P Value, Moody’s First Trigger Value, or Moody’s Second Trigger Value, as may be”. Paragraph 5(ii) is hereby amended by (1) deleting the first instance of the words “the Value” and inserting in lieu thereof “any one or more of the S&P Value, Moody’s First Trigger Value, or Moody’s Second Trigger Value” and (2) deleting the second instance of the words “the Value” and inserting in lieu thereof “such disputed S&P Value, Moody’s First Trigger Value, or Moody’s Second Trigger Value”. Each of Paragraph 8(b)(iv)(B) and Paragraph 11(a) is hereby amended by deleting the word “Value” and inserting in lieu thereof “least of the S&P Value, Moody’s First Trigger Value, and Moody’s Second Trigger Value”.

(iv) Valuation Percentage shall mean, for purposes of determining the S&P Value, Moody's First Trigger Value, or Moody's Second Trigger Value with respect to any Eligible Collateral or Posted Collateral, the applicable S&P Valuation Percentage, Moody's First Trigger Valuation Percentage, or Moody's Second Trigger Valuation Percentage for such Eligible Collateral or Posted Collateral, respectively, in each case as set forth in Paragraph 13(b)(ii).

(v) Withholding. Paragraph 6(d)(ii) is hereby amended by inserting immediately after “the Interest Amount” in the fourth line thereof the words “less any applicable withholding taxes.”

(vi) Notice of Failure to Post Collateral. Upon any failure by Party A to post collateral as required under this Agreement, Party B shall, no later than the next Business Day after the date such collateral was required to be posted, give a written notice of such failure to Party A and to Depositor. For the avoidance of doubt, notwithstanding anything in this Agreement to the contrary, the failure of Party B to comply with the requirements of this paragraph shall not constitute an Event of Default or Termination Event.

TABLE B

Weighted Average Life of Hedge in Years	Moody’s First Trigger Factor	Moody’s Second Trigger Factor for Transactions other than Transaction-Specific Hedges	Moody’s Second Trigger Factor for Transaction-Specific Hedges
Less than 1	0.25%	0.60%	0.75%
More than 1 but no more than 2	0.50%	1.20%	1.50%
More than 2 but no more than 3	0.70%	1.70%	2.20%
More than 3 but no more than 4	1.00%	2.30%	2.90%
More than 4 but no more than 5	1.20%	2.80%	3.60%
More than 5 but no more than 6	1.40%	3.30%	4.20%
More than 6 but no more than 7	1.60%	3.80%	4.80%
More than 7 but no more than 8	1.80%	4.30%	5.40%
More than 8 but no more than 9	2.00%	4.80%	6.00%
More than 9 but no more than 10	2.20%	5.30%	6.60%
More than 10 but no more than 11	2.30%	5.60%	7.00%
More than 11 but no more than 12	2.50%	6.00%	7.50%
More than 12 but no more than 13	2.70%	6.40%	8.00%
More than 13 but no more than 14	2.80%	6.80%	8.50%
More than 14 but no more than 15	3.00%	7.20%	9.00%
More than 15 but no more than 16	3.20%	7.60%	9.50%
More than 16 but no more than 17	3.30%	7.90%	9.90%

Weighted Average Life of Hedge in Years	Moody’s First Trigger Factor	Moody’s Second Trigger Factor for Transactions other than Transaction-Specific Hedges	Moody’s Second Trigger Factor for Transaction-Specific Hedges
More than 17 but no more than 18	3.50%	8.30%	10.40%
More than 18 but no more than 19	3.60%	8.60%	10.80%
More than 19 but no more than 20	3.70%	9.00%	11.00%
More than 20 but no more than 21	3.90%	9.00%	11.00%
More than 21 but no more than 30	4.00%	9.00%	11.00%

IN WITNESS WHEREOF the parties have executed this Credit Support Annex as of the date hereof.

SWISS RE FINANCIAL PRODUCTS CORPORATION

By: /s/ Robert Spuler
Name: Robert Spuler
Title: Senior Vice President

WELLS FARGO BANK, N.A., not individually but solely as trustee for Carrington Mortgage Loan Trust, Series 2006-NC5 with respect to the Carrington Mortgage Loan Trust, Series 2006-NC5 Asset-Backed Pass-Through Certificates

By:  /s/ Darron C. Woodus
Name: Darron C. Woodus
Title: Assistant Vice President

S-1